SEI INSTITUTIONAL INVESTMENTS TRUST

Real Return Plus Fund
Enhanced LIBOR Opportunities Fund

Supplement Dated June 5, 2009
to the Class A Shares Prospectus Dated September 30, 2008

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Notification of Change in Name and Investment Strategy of the Real Return Plus Fund

At a meeting held on May 13, 2009, the Board of Trustees of SEI Institutional Investments Trust approved changing the name of the Real Return Plus Fund (the "Fund") to the Real Return Fund. The Fund's investment objective and principal strategies will change as a result. Accordingly, the text of the "Investment Strategy" section for the Fund is hereby deleted and replaced with the following:

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple sub-advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest.

The Fund may also use derivative instruments that provide an inflation-adjusted return. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies.

The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities issued by the U.S. Government agencies.

Change in Sub-Adviser for the Enhanced LIBOR Opportunities Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Enhanced LIBOR Opportunities Fund. In the sub-section entitled "Enhanced LIBOR Opportunities Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Highland Capital Management, L.P. is hereby deleted and replaced with the following:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. A team of investment professionals manages the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a co-Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a co-Portfolio Manager of the High Yield Bond Fund. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 18 years, 12 years and 19 years, respectively, of experience with the leveraged finance asset class.

There are no other changes in the portfolio management of the Enhanced LIBOR Opportunities Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-590 (6/09)

SEI INSTITUTIONAL INVESTMENTS TRUST

Real Return Plus Fund
Enhanced LIBOR Opportunities Fund

Supplement Dated June 5, 2009
to the Statement of Additional Information ("SAI") Dated September 30, 2008

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Notification of Change in Name and Investment Strategy of the Real Return Plus Fund

The SAI is hereby amended and supplemented to reflect the following changes in the name and investment strategy of the Real Return Plus Fund. In the section entitled "Investment Objectives and Policies," the text relating to the sub-section entitled "Real Return Plus Fund" is hereby deleted and replaced with the following:

REAL RETURN FUND—The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among sub-advisers using different investment strategies described to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest.

The Fund may also use derivative instruments that provide an inflation-indexed return. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies.

The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities issued by the U.S. Government agencies.

Consistent with the change of the Real Return Plus Fund's investment strategy, the following investments, described in the section entitled "Description of Permitted Investments and Risk Factors," are no longer permitted:

American Depositary Receipts, Asset-Backed Securities, Collateralized Debt Obligations, Construction Loans, Equity-Linked Warrants, Equity Securities, Loan Participations and Assignments, Privatizations, Real Estate Investment Trusts, Restricted Securities, Lower Rated Fixed Income Securities, Private Pass-Through Mortgage Backed Securities and Commercial Mortgage-Backed Securities.

For detailed descriptions of each of these investments, please refer to the SAI.

Change in Sub-Adviser for the Enhanced LIBOR Opportunities Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Enhanced LIBOR Opportunities Fund. In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," the paragraphs relating to Highland Capital Management, L.P. and

Ares Management LLC are hereby deleted and the paragraph relating to Ares Management LLC is replaced with the following:

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a Sub-Adviser to a portion of the Enhanced LIBOR Opportunities and High Yield Bond Funds' assets. Ares, a Delaware limited liability company, was founded in 1997 and is privately held. Substantially, all of the equity interests in Ares are held indirectly by senior partners of the firm, all of whom are actively involved in Ares' investment activities.

In addition, in the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and the Sub-Advisers," the text relating to Highland Capital Management, L.P. and Ares Management LLC is hereby deleted. In the same sub-section, the following text is hereby added in the appropriate alphabetical order thereof:

Ares

Compensation.  SIMC pays Ares a fee based on the assets under management of the Enhanced LIBOR Opportunities and High Yield Bond Funds as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced LIBOR Opportunities and High Yield Bond Funds. The following information relates to the period ended March 31, 2009.

Among other Ares Partners and owners, Mr. Brufsky receives a share of Ares' net income that is distributed to the parent company annually. Messrs. Cascella's and Leupp's performance is reviewed by Mr. Brufsky and other members of management and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The investment professional's recommendations are also compared to the performance of the underlying portfolio securities for which they are responsible. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is composed of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares.  As of March 31, 2009, Ares' portfolio managers did not beneficially own any shares of the Enhanced LIBOR Opportunities or High Yield Bond Fund.

Other Accounts.  As of March 31, 2009, in addition to the High Yield Bond Fund, Ares' portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ares Management Team (Seth Brufsky, Americo Cascella and John Leupp)	2 n/a	$312,000,000 n/a	23 20*	$13,593,000,000 $11,093,000,000	6 n/a	$3,287,000,000 n/a

* These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Ares' portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Enhanced LIBOR Opportunities or High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Enhanced LIBOR Opportunities or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Enhanced LIBOR Opportunities or High Yield Bond Fund. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the Enhanced LIBOR Opportunities and High Yield Bond Funds. Because of their positions with the Enhanced LIBOR Opportunities and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Enhanced LIBOR Opportunities and High Yield Bond Fund trades. It is possible that Ares' portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Enhanced LIBOR Opportunities or High Yield Bond Fund. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the Enhanced LIBOR Opportunities and High Yield Bond Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Enhanced LIBOR Opportunities or High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Enhanced LIBOR Opportunities or High Yield Bond Fund. Notwithstanding this potential conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Enhanced LIBOR Opportunities or High Yield Bond Fund, such securities might not be suitable for the Enhanced LIBOR Opportunities or High Yield Bond Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Enhanced LIBOR Opportunities Fund.

PLEASE RETAIN THIS SUPPLENT FOR FUTURE REFERENCE

SEI-F-591 (6/09)